UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21529

The Gabelli Global Utility & Income Trust
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Utility & Income Trust

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) total return of The Gabelli Utility & Income Trust (the Fund) was 15.8%, compared with a total return of 26.4% for the Standard & Poor’s (S&P) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 25.1%. The Fund’s NAV per share was $20.43, while the price of the publicly traded shares closed at $18.88 on the NYSE American. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)
	1 Year	3 Year	5 Year	10 Year	Since Inception (05/28/04)
Gabelli Global Utility & Income Trust
NAV Total Return (b)	15.83%	8.02%	5.10%	7.09%	7.06%
Investment Total Return (c)	25.09	11.98	6.82	7.06	6.81
S&P 500 Utilities Index	26.35	13.82	10.29	11.80	10.84
Lipper Utility Fund Average	23.11	12.00	7.74	10.57	10.13
S&P 500 Index	31.49	15.27	11.70	13.56	9.26
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for the rights offering and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE American, reinvestment of distributions, and adjustments for the rights offering. Since inception return is based on an initial offering price of $20.00.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2019:

The Gabelli Global Utility & Income Trust

Energy and Utilities: Integrated	20.2%
U.S. Government Obligations	17.8%
Telecommunications	7.0%
Natural Gas Utilities	5.8%
Cable and Satellite	5.0%
Food and Beverage	4.5%
Financial Services	4.1%
Electronics	3.2%
Diversified Industrial	2.5%
Wireless Communications	2.5%
Electric Transmission and Distribution	2.4%
Consumer Products	2.4%
Hotels and Gaming	2.3%
Natural Gas Integrated	2.3%
Alternative Energy	2.2%
Entertainment	2.0%
Water	2.0%
Services	1.9%
Business Services	1.8%

Machinery	1.7%
Health Care	1.4%
Specialty Chemicals	1.2%
Aerospace	0.9%
Oil	0.8%
Computer Software and Services	0.4%
Natural Resources	0.4%
Building and Construction	0.3%
Consumer Services	0.3%
Transportation	0.2%
Environmental Services	0.2%
Closed-End Funds	0.1%
Automotive: Parts and Accessories	0.1%
Independent Power Producers and Energy Traders	0.1%
Automotive	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Utility & Income Trust

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 82.1%
	ENERGY AND UTILITIES — 39.9%
	Alternative Energy — 2.2%
	Non U.S. Companies
1,000	Vestas Wind Systems A/S	$103,727	$101,053

	U.S. Companies
33,464	NextEra Energy Partners LP	1,318,142	1,761,880
7,000	Ormat Technologies Inc.	289,225	521,640
50,892	Pattern Energy Group Inc., Cl. A	1,376,389	1,361,615
		3,087,483	3,746,188

	Diversified Industrial — 1.8%
	Non U.S. Companies
4,000	Altran Technologies SA	63,960	63,533
16,000	Bouygues SA	562,608	679,843
15,800	Jardine Matheson Holdings Ltd.	858,553	878,480
17,000	Jardine Strategic Holdings Ltd.	566,077	521,050

	U.S. Companies
17,000	Flowserve Corp.	713,576	846,090
20,000	General Electric Co.	192,372	223,200
		2,957,146	3,212,196

	Electric Transmission and Distribution — 2.4%
	Non U.S. Companies
6,000	Algonquin Power & Utilities Corp.	30,772	84,879
1,000	Ascendant Group Ltd.	35,343	31,500
28,000	Enel Chile SA, ADR	78,326	133,000
11,000	Fortis Inc.	339,143	456,417
7,000	Landis+Gyr Group AG	442,927	728,353
20,000	Red Electrica Corp. SA	227,553	402,131

	U.S. Companies
2,400	Consolidated Edison Inc.	109,137	217,128
32,912	Twin Disc Inc.†	524,959	362,690
4,000	Unitil Corp.	175,048	247,280
16,000	WEC Energy Group Inc.	642,677	1,475,680
		2,605,885	4,139,058

	Energy and Utilities: Integrated — 20.2%
	Non U.S. Companies
140,000	A2A SpA	257,158	262,569
17,000	BP plc, ADR	629,103	641,580
10,000	Chubu Electric Power Co. Inc.	149,071	141,871
152,000	Datang International Power Generation Co. Ltd., Cl. H	59,610	29,065
2,000	E.ON SE	20,087	21,366
14,000	E.ON SE, ADR	162,822	149,380
7,000	EDP - Energias de Portugal SA	26,555	30,340

Shares		Cost	Market Value

9,000	EDP - Energias de Portugal SA, ADR	$241,083	$387,720
10,000	Electric Power Development Co. Ltd.	252,321	243,615
33,000	Emera Inc.	1,314,190	1,417,789
8,500	Endesa SA	198,665	226,826
28,000	Enel Americas SA, ADR	88,325	307,440
152,000	Enel SpA	887,041	1,205,770
3,000	Eni SpA	56,666	46,593
5,000	Eni SpA, ADR	147,546	154,800
225,000	Hera SpA	461,298	984,296
12,000	Hokkaido Electric Power Co. Inc.	106,603	58,534
22,000	Hokuriku Electric Power Co.†	238,434	161,171
14,000	Huaneng Power International Inc., ADR	389,439	281,260
213,002	Iberdrola SA	1,610,619	2,193,335
34,000	Korea Electric Power Corp., ADR	392,916	402,220
22,000	Kyushu Electric Power Co. Inc.	297,967	191,340
14,000	Shikoku Electric Power Co. Inc.	186,683	138,898
15,000	The Chugoku Electric Power Co. Inc.	218,583	197,414
14,000	The Kansai Electric Power Co. Inc.	162,292	162,929
10,000	Tohoku Electric Power Co. Inc.	151,406	99,581
100	Uniper SE	1,124	3,310
2,000	Verbund AG	33,429	100,370

	U.S. Companies
2,000	ALLETE Inc.	71,269	162,340
18,000	Ameren Corp.	684,662	1,382,400
24,500	American Electric Power Co. Inc.	2,032,145	2,315,495
8,000	Avangrid Inc.	396,980	409,280
17,100	Avista Corp.	651,524	822,339
600	Black Hills Corp.	15,133	47,124
11,007	Dominion Energy Inc.	467,615	911,600
1,000	DTE Energy Co.	122,992	129,870
10,000	Duke Energy Corp.	435,624	912,100
32,600	El Paso Electric Co.	2,170,447	2,213,214
800	Evergy Inc.	18,685	52,072
20,000	Eversource Energy	1,017,019	1,701,400
380,000	Gulf Coast Ultra Deep Royalty Trust	9,538	9,880
15,000	Hawaiian Electric Industries Inc.	370,529	702,900
10,000	MGE Energy Inc.	221,454	788,200
5,200	NextEra Energy Inc.	267,314	1,259,232
36,000	NiSource Inc.	282,621	1,002,240
10,500	NorthWestern Corp.	303,804	752,535
35,000	OGE Energy Corp.	432,547	1,556,450
11,000	Otter Tail Corp.	270,452	564,190
4,000	PG&E Corp.†	39,531	43,480
14,000	Pinnacle West Capital Corp.	674,487	1,259,020
7,000	PPL Corp.	197,367	251,160

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Integrated (Continued)
	U.S. Companies (Continued)
17,000	Public Service Enterprise Group Inc.	$566,270	$1,003,850
105,000	The AES Corp.	1,335,568	2,089,500
18,000	The Southern Co.	534,977	1,146,600
18,000	Xcel Energy Inc.	307,151	1,142,820
		22,638,741	34,872,673

	Natural Gas Integrated — 2.3%
	Non U.S. Companies
80,000	Snam SpA	288,733	420,505

	U.S. Companies
8,800	Apache Corp.	269,860	225,192
14,000	Kinder Morgan Inc.	236,988	296,380
60,000	National Fuel Gas Co.	2,761,921	2,792,400
4,000	ONEOK Inc.	33,902	302,680
		3,591,404	4,037,157

	Natural Gas Utilities — 5.8%
	Non U.S. Companies
215,800	AltaGas Canada Inc.	5,478,102	5,545,605
1,500	Enagas SA	37,053	38,261
1,000	Engie SA	15,461	16,153
9,800	Engie SA, ADR	245,743	158,466
16,000	Italgas SpA	72,388	97,705
101,000	National Grid plc	1,201,440	1,263,336
15,000	National Grid plc, ADR	939,241	940,050

	U.S. Companies
6,000	Atmos Energy Corp.	148,311	671,160
2,000	Chesapeake Utilities Corp.	38,497	191,660
1,300	ONE Gas Inc.	32,391	121,641
10,000	Southwest Gas Holdings Inc.	381,768	759,700
2,000	Spire Inc.	70,415	166,620
		8,660,810	9,970,357

	Natural Resources — 0.4%
	Non U.S. Companies
12,000	Cameco Corp.	119,302	106,800

	U.S. Companies
21,000	California Resources Corp.†	224,448	189,630
10,000	CNX Resources Corp.†	118,369	88,500
1,000	CONSOL Energy Inc.†	17,615	14,510
800	Diamondback Energy Inc.	44,038	74,288
4,694	Occidental Petroleum Corp.	219,914	193,440
		743,686	667,168

Shares		Cost	Market Value

	Oil — 0.8%
	Non U.S. Companies
5,500	PetroChina Co. Ltd., ADR	$334,619	$276,815
10,000	Petroleo Brasileiro SA, ADR	83,744	159,400
9,000	Royal Dutch Shell plc, Cl. A, ADR	460,931	530,820

	U.S. Companies
1,000	Chevron Corp.	60,050	120,510
1,000	ConocoPhillips	28,509	65,030
6,000	Devon Energy Corp.	163,991	155,820
10,000	Whiting Petroleum Corp.†	202,418	73,400
		1,334,262	1,381,795

	Services — 1.9%
	Non U.S. Companies
37,000	ABB Ltd., ADR	640,633	891,330
23,000	Enbridge Inc.	485,412	914,710
5,726	First Sensor AG	181,141	243,106
256	Weatherford International plc†	45,253	7,155

	U.S. Companies
20,000	AZZ Inc.	757,805	919,000
10,000	Halliburton Co.	244,646	244,700
1,500	National Oilwell Varco Inc.	28,610	37,575
		2,383,500	3,257,576

	Water — 1.9%
	Non U.S. Companies
5,000	Consolidated Water Co. Ltd.	60,554	81,500
40,000	Severn Trent plc	1,035,279	1,332,556
35,000	United Utilities Group plc	346,011	437,372

	U.S. Companies
8,000	Aqua America Inc.	95,796	375,520
5,400	California Water Service Group	76,295	278,424
4,000	Middlesex Water Co.	75,033	254,280
6,500	SJW Group	107,743	461,890
		1,796,711	3,221,542

	Environmental Services — 0.2%
	Non U.S. Companies
500	Suez	0	7,563
12,000	Veolia Environnement SA	184,423	319,147
		184,423	326,710

	TOTAL ENERGY AND UTILITIES	49,984,051	68,832,420

	OTHER — 27.6%
	Aerospace — 0.9%
	Non U.S. Companies
100,000	Rolls-Royce Holdings plc	768,181	904,973
5,060,000	Rolls-Royce Holdings plc, Cl. C†	6,518	6,703
8,000	Transat AT Inc.†	78,996	98,202

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	Aerospace (Continued)
	U.S. Companies
12,500	AAR Corp.	$436,302	$563,750
		1,289,997	1,573,628

	Automotive — 0.0%
	Non U.S. Companies
350	Ferrari NV	13,967	57,939

	Automotive: Parts and Accessories — 0.1%
	Non U.S. Companies
4,000	Linamar Corp.	138,609	151,338

	Building and Construction — 0.3%
	Non U.S. Companies
500	Acciona SA	25,414	52,608
1,500	Sika AG	217,271	281,851

	U.S. Companies
4,000	Arcosa Inc.	101,624	178,200
		344,309	512,659

	Business Services — 1.8%
	Non U.S. Companies
56,000	JCDecaux SA	1,657,383	1,726,169
1,200	Mellanox Technologies Ltd.†	135,353	140,616
150,000	Sistema PJSC FC, GDR	514,866	731,100

	U.S. Companies
17,000	Diebold Nixdorf Inc.†	129,186	179,520
8,000	Macquarie Infrastructure Corp.	312,599	342,720
		2,749,387	3,120,125

	Computer Software and Services — 0.4%
	Non U.S. Companies
2,000	Prosus NV†	167,807	149,254
2,000	Tencent Holdings Ltd.	86,905	96,403

	U.S. Companies
2,430	Global Payments Inc.	360,295	443,621
		615,007	689,278

	Consumer Products — 2.4%
	Non U.S. Companies
16,000	Essity AB, Cl. B	478,025	515,548
1,000	Salvatore Ferragamo SpA	17,847	21,032
15,000	Scandinavian Tobacco Group A/S	205,275	182,945
45,000	Swedish Match AB	1,899,821	2,319,580

	U.S. Companies
8,000	Tiffany & Co.	1,067,477	1,069,200
		3,668,445	4,108,305

Shares		Cost	Market Value

	Consumer Services — 0.3%
	U.S. Companies
12,000	Matthews International Corp., Cl. A	$479,044	$458,040

	Diversified Industrial — 0.7%
	Non U.S. Companies
34,089	Ardagh Group SA	611,267	667,463

	U.S. Companies
2,000	Ball Corp.	131,459	129,340
20,100	Trinity Industries Inc.	426,157	445,215
		1,168,883	1,242,018

	Electronics — 3.2%
	Non U.S. Companies
2,000	Kyocera Corp.	135,654	137,683
42,000	Sony Corp., ADR	1,344,265	2,856,000

	U.S. Companies
17,000	Tech Data Corp.†	2,447,578	2,441,200
		3,927,497	5,434,883

	Entertainment — 2.0%
	Non U.S. Companies
88,000	Grupo Televisa SAB, ADR	1,057,179	1,032,240
14,000	Manchester United plc, Cl. A	268,105	279,020
2,000	Naspers Ltd., Cl. N	447,122	327,116
48,000	Vivendi SA	1,272,825	1,390,196

	U.S. Companies
10,000	Fox Corp., Cl. B	374,551	364,000
		3,419,782	3,392,572

	Financial Services — 4.1%
	Non U.S. Companies
3,000	Brookfield Asset Management Inc., Cl. A	30,437	173,400
50,000	Commerzbank AG	270,965	309,422
58,000	Credit Suisse Group AG	733,463	785,379
24,000	Credit Suisse Group AG, ADR	301,423	322,800
8,000	Deutsche Bank AG	59,019	62,240
65,000	GAM Holding AG†	266,360	188,324
22,000	Janus Henderson Group plc	498,086	537,900
10,000	Kinnevik AB, Cl. A	264,223	254,635
100,000	Resona Holdings Inc.	498,028	440,845
35,000	UBS Group AG	414,100	442,111
26,000	UBS Group AG, ADR	302,734	327,080

	U.S. Companies
10,000	AllianceBernstein Holding LP	277,400	302,600
20,000	Bank of America Corp.	513,699	704,400
1,500	M&T Bank Corp.	167,637	254,625

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	Financial Services (Continued)
	U.S. Companies (Continued)
10,000	The Bank of New York Mellon Corp.	$398,640	$503,300
3,400	The Goldman Sachs Group Inc.	617,148	781,762
3,000	The Hartford Financial Services Group Inc.	102,954	182,310
12,430	UGI Corp.	574,216	561,339
		6,290,532	7,134,472

	Food and Beverage — 4.5%
	Non U.S. Companies
110	Chocoladefabriken Lindt & Spruengli AG	553,941	854,154
3,000	Chr. Hansen Holding A/S	114,931	238,402
18,000	Cott Corp.	120,346	246,240
80,000	Davide Campari-Milano SpA	371,813	730,454
8,000	Diageo plc, ADR	904,647	1,347,360
1,000	Fomento Economico Mexicano SAB de CV, ADR	89,017	94,510
6,000	Heineken NV	406,982	638,833
1,000	Kerry Group plc, Cl. A	118,898	123,388
3,000	Kikkoman Corp.	150,479	148,267
30,000	Maple Leaf Foods Inc.	677,334	597,898
10,000	Nestlé SA	718,339	1,082,662
2,000	Pernod Ricard SA	223,358	357,600
2,000	Remy Cointreau SA	256,471	245,653
1,000	Yakult Honsha Co. Ltd.	51,696	55,497

	U.S. Companies
1,000	General Mills Inc.	46,773	53,560
5,500	McCormick & Co. Inc., Non-Voting	388,245	933,515
		5,193,270	7,747,993

	Health Care — 1.4%
	Non U.S. Companies
8,000	Allergan plc	1,301,664	1,529,360

	U.S. Companies
40,000	Owens & Minor Inc.	179,131	206,800
17,000	Pfizer Inc.	658,709	666,060
		2,139,504	2,402,220

	Hotels and Gaming — 2.3%
	Non U.S. Companies
150,000	Genting Singapore Ltd.	143,064	102,606
460,000	Mandarin Oriental International Ltd.	777,273	837,200
340,000	The Hongkong & Shanghai Hotels Ltd.	407,732	364,334

Shares		Cost	Market Value

650,000	William Hill plc	$1,294,445	$1,622,546

	U.S. Companies
4,000	Churchill Downs Inc.	343,040	548,800
6,600	Ryman Hospitality Properties Inc., REIT	376,215	571,956
		3,341,769	4,047,442

	Machinery — 1.7%
	Non U.S. Companies
185,000	CNH Industrial NV	1,604,980	2,035,000

	U.S. Companies
10,000	CIRCOR International Inc.†	256,466	462,400
6,000	Xylem Inc.	173,899	472,740
		2,035,345	2,970,140

	Specialty Chemicals — 1.2%
	Non U.S. Companies
5,000	Axalta Coating Systems Ltd.†	121,310	152,000
600	Givaudan SA	1,516,339	1,879,107
		1,637,649	2,031,107

	Transportation — 0.2%
	U.S. Companies
5,000	GATX Corp.	179,156	414,250

	Water — 0.1%
	U.S. Companies
3,000	AquaVenture Holdings Ltd.†	80,790	81,360

	TOTAL OTHER	38,712,942	47,569,769

	COMMUNICATIONS — 14.5%
	Cable and Satellite — 5.0%
	Non U.S. Companies
10,000	Cogeco Inc.	195,069	801,586
70,000	ITV plc	135,360	140,011
25,104	Liberty Global plc, Cl. A†	509,902	570,865
48,000	Liberty Global plc, Cl. C†	830,774	1,046,160
14,000	Liberty Latin America Ltd., Cl. A†	249,689	270,200
20,000	Liberty Latin America Ltd., Cl. C†	384,733	389,200
46,000	Rogers Communications Inc., Cl. B	1,940,884	2,284,820

	U.S. Companies
150	Charter Communications Inc., Cl. A†	20,250	72,762
14,000	Comcast Corp., Cl. A	355,285	629,580
41,544	DISH Network Corp., Cl. A†	965,064	1,473,566
6,000	EchoStar Corp., Cl. A†	122,586	259,860
168	Liberty Broadband Corp., Cl. B†	8,321	21,139

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
	U.S. Companies (Continued)
85,000	WideOpenWest Inc.†	$638,059	$630,700
		6,355,976	8,590,449

	Telecommunications — 7.0%
	Non U.S. Companies
34,000	BCE Inc.	1,299,900	1,575,900
142,500	BT Group plc, Cl. A	464,440	363,243
52,000	Deutsche Telekom AG, ADR	854,590	847,080
465,000	Koninklijke KPN NV	1,371,180	1,372,311
3,500	Maroc Telecom	53,424	56,141
1,391	Millicom International Cellular SA	83,964	67,088
5,000	Orange SA, ADR	59,302	72,950
31,151	Orascom Investment Holding, GDR†	43,679	4,361
80,000	Pharol SGPS SA†	19,399	8,938
8,000	Proximus SA	178,511	229,007
1,200	Swisscom AG	384,765	635,586
2,000	Swisscom AG, ADR	88,550	105,710
40,000	Telecom Italia SpA†	31,273	24,965
12,000	Telefonica Brasil SA, ADR	186,918	171,840
45,000	Telefonica Deutschland Holding AG	230,345	130,432
67,000	Telefonica SA, ADR	800,200	466,990
70,000	Telekom Austria AG	606,149	571,621
22,000	Telenet Group Holding NV	996,746	988,581
250,000	VEON Ltd., ADR	709,371	632,500

	U.S. Companies
20,000	AT&T Inc.	652,134	781,600
68,000	CenturyLink Inc.	1,261,295	898,280
2,000	Cincinnati Bell Inc.†	9,620	20,940
4,000	Telephone & Data Systems Inc.	98,875	101,720
1,000	T-Mobile US Inc.†	22,694	78,420
32,000	Verizon Communications Inc.	1,352,836	1,964,800
		11,860,160	12,171,004

	Wireless Communications — 2.5%
	Non U.S. Companies
4,000	America Movil SAB de CV, Cl. L, ADR	58,569	64,000
43,000	Millicom International Cellular SA, SDR	2,634,789	2,059,479
6,000	Mobile TeleSystems PJSC, ADR	64,059	60,900
2,000	NTT DOCOMO Inc.	53,224	55,920
6,000	SK Telecom Co. Ltd., ADR	137,159	138,660
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	136,221	116,000
78,000	Vodafone Group plc, ADR	1,657,680	1,507,740

Shares		Cost	Market Value

	U.S. Companies
6,500	United States Cellular Corp.†	$231,245	$235,495
		4,972,946	4,238,194

	TOTAL COMMUNICATIONS	23,189,082	24,999,647

	INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.1%
	Independent Power Producers and Energy Traders — 0.1%
	U.S. Companies
3,000	NRG Energy Inc.	66,531	119,250

	TOTAL COMMON STOCKS	111,952,606	141,521,086
	CLOSED-END FUNDS — 0.1%
10,000	Altaba Inc., Escrow†	186,300	207,500

	RIGHTS — 0.0%
	OTHER — 0.0%
	Health Care — 0.0%
	Non U.S. Companies
17,029	Ipsen SA/Clementia, CVR†(a)	22,989	22,989

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
	Non U.S. Companies
6,000	Bharti Airtel Ltd., expire 11/30/20†(b)	32,855	38,340

	ENERGY AND UTILITIES — 0.0%
	Services — 0.0%
	Non U.S. Companies
2,850	Weatherford International plc, expire 11/26/23†(a)	0	0

	TOTAL WARRANTS	32,855	38,340

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2019

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 17.8%
$30,786,000	U.S. Treasury Bills, 1.489% to 1.888%††, 01/09/20 to 04/23/20(c)	$30,690,800	$30,696,940

TOTAL INVESTMENTS — 100.0%		$142,885,550	172,486,855

Other Assets and Liabilities (Net)			1,807,529

PREFERRED STOCK (1,292,258 preferred shares outstanding)			(64,612,900)

NET ASSETS — COMMON SHARES (5,369,326 common shares outstanding)			$109,681,484

NET ASSET VALUE PER COMMON SHARE ($109,681,484 ÷ 5,369,326 shares outstanding)			$20.43

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	At December 31, 2019, $500,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
United States	55.6%	$95,841,567
Europe	29.5	50,955,238
Canada	8.2	14,209,344
Japan	3.0	5,089,565
Asia/Pacific	2.3	3,928,093
Latin America	1.2	2,075,430
South Africa	0.2	327,116
Africa/Middle East	0.0 *	60,502

Total Investments	100.0%	$172,486,855

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $142,885,550)	$172,486,855
Foreign currency, at value (cost $38,980)	39,195
Cash	16,143
Receivable for investments sold	3,610,683
Dividends receivable	367,604
Deferred offering expense	58,621
Prepaid expenses	1,736

Total Assets	176,580,837

Liabilities:
Distributions payable	35,848
Payable for investments purchased	1,977,851
Payable for payroll expenses	57,484
Payable for investment advisory fees	73,735
Payable for accounting fees	11,250
Other accrued expenses	130,285

Total Liabilities	2,286,453

Preferred Shares:
Series A Cumulative Preferred Shares ($50 liquidation value, $0.001 par value, 1,200,000 shares authorized with 34,229 shares issued and outstanding)	1,711,450
Series B Cumulative Preferred Shares ($50 liquidation value, 1,370,433 shares authorized with 1,258,029 shares issued and outstanding)	62,901,450

Total Preferred Shares	64,612,900

Net Assets Attributable to Common Shareholders	$109,681,484

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$80,480,000
Total distributable earnings	29,201,484

Net Assets	$109,681,484

Net Asset Value per Common Share:
($109,681,484 ÷ 5,369,326 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$20.43

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $196,008)	$3,552,800
Interest	928,001

Total Investment Income	4,480,801

Expenses:
Investment advisory fees	856,638
Payroll expenses	143,945
Shareholder communications expenses	99,722
Legal and audit fees	63,974
Trustees’ fees	56,500
Custodian fees	46,225
Accounting fees	45,000
Shareholder services fees	43,875
Interest expense	11,103
Miscellaneous expenses	43,108

Total Expenses	1,410,090

Less:
Expenses paid indirectly by broker (See Note 3)	(2,227)

Net Expenses	1,407,863

Net Investment Income	3,072,938

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	5,626,582
Net realized gain on swap contracts	18,690
Net realized loss on foreign currency transactions	(1,704)

Net realized gain on investments, swap contracts, and foreign currency transactions	5,643,568

Net change in unrealized appreciation/depreciation:
on investments	11,138,731
on foreign currency translations	5,683

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	11,144,414

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	16,787,982

Net Increase in Net Assets Resulting from Operations	19,860,920

Total Distributions to Preferred Stock Shareholders	(4,445,514)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$15,415,406

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$3,072,938	$2,344,834
Net realized gain on investments, swap contracts, and foreign currency transactions	5,643,568	3,482,673
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	11,144,414	(13,015,390)

Net Increase/(Decrease) in Net Assets Resulting from Operations	19,860,920	(7,187,883)

Distributions to Preferred Shareholders	(4,445,514)	(1,140,130)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	15,415,406	(8,328,013)

Distributions to Common Shareholders
Accumulated earnings	(4,232,975)	(4,608,071)
Return of capital	(2,210,216)	(325,485)

Total Distributions to Common Shareholders	(6,443,191)	(4,933,556)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	—	22,015,208
Net increase in net assets from repurchase of preferred shares	39,181	2,473
Offering costs charged to paid-in-capital	15,102	(330,000)

Net Increase in Net Assets from Fund Share Transactions	54,283	21,687,681

Net Increase in Net Assets Attributable to Common Shareholders	9,026,498	8,426,112

Net Assets Attributable to Common Shareholders:
Beginning of year	100,654,986	92,228,874

End of year	$109,681,484	$100,654,986

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Operating Performance:
Net asset value, beginning of year	$18.75	$22.43	$19.83	$19.57	$21.93

Net investment income	0.57	0.58	0.62	0.78	0.60
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	3.13	(2.15)	3.65	1.11	(1.39)

Total from investment operations	3.70	(1.57)	4.27	1.89	(0.79)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.29)	(0.12)	(0.18)	(0.24)	(0.25)
Net realized gain	(0.54)	(0.16)	(0.29)	(0.19)	(0.12)

Total distributions to preferred shareholders	(0.83)	(0.28)	(0.47)	(0.43)	(0.37)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2.87	(1.85)	3.80	1.46	(1.16)

Distributions to Common Shareholders:
Net investment income	(0.27)	(0.49)	(0.44)	(0.59)	(0.22)
Net realized gain	(0.52)	(0.64)	(0.76)	(0.49)	(0.11)
Return of capital	(0.41)	(0.07)	—	(0.12)	(0.87)

Total distributions to common shareholders	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—	(0.55)	—	—	—
Increase in net asset value from repurchase of preferred shares	0.01	0.00 (b)	—	—	—
Increase in net asset value from repurchase of common shares	—	—	—	—	0.00	(b)
Net decrease from costs charged to repurchase of common shares	—	—	—	—	(0.00	)(b)
Offering expenses charged to paid-in capital	0.00 (b)	(0.08)	—	—	—

Total Fund share transactions	0.01	(0.63)	—	—	0.00	(b)

Net Asset Value Attributable to Common Shareholders, End of Year	$20.43	$18.75	$22.43	$19.83	$19.57

NAV total return †	15.83%	(8.86)%	19.59%	7.53%	(5.52)%

Market value, end of year	$18.88	$16.10	$21.30	$16.80	$16.70

Investment total return ††	25.09%	(16.74)%	34.83%	7.81%	(8.16)%

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2019		2018		2017	2016		2015
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$174,294		$165,875		$143,533	$132,847		$131,749
Net assets attributable to common shares, end of year (in 000’s)	$109,681		$100,655		$92,229	$81,543		$80,445
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions		2.90%		2.73%	2.88%		3.83%	2.81%
Ratio of operating expenses to average net assets attributable to common shares(c)(d)	1.33	%(e)	1.33	%(e)	1.34%	1.39	%(f)	1.41%
Portfolio turnover rate		71.0%		12.8%	9.2%		21.8%	14.2%
Cumulative Preferred Shares:
Series A Preferred
Liquidation value, end of year (in 000’s)	$1,711		$2,319		$51,304	$51,304		$51,304
Total shares outstanding (in 000’s)	34		46		1,026	1,026		1,026
Liquidation preference per share	$50.00		$50.00		$50.00	$50.00		$50.00
Average market value(g)	$46.84		$49.10		$50.90	$51.17		$50.49
Asset coverage per share(h)	$134.88		$127.17		$139.88	$129.47		$128.40
Series B Preferred
Liquidation value, end of year (in 000’s)	$62,901		$62,901		—	—		—
Total shares outstanding (in 000’s)	1,258		1,258		—	—		—
Liquidation preference per share	$50.00		$50.00		—	—		—
Average market value(g)	$52.15		$51.32		—	—		—
Asset coverage per share(h)	$134.88		$127.17		—	—		—
Asset coverage(i)		270%		254%	280%		259%	257%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering.
††

Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan and adjustments for the rights offering.

(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016 and 2015, there was no impact on the expense ratios.

(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 0.83%, 1.00%, 0.85%, 0.86%, and 0.89%, respectively.

(e)

The Fund incurred interest expense during the years ended December 31, 2019 and 2018. If expense had not been incurred, the expense ratios would have been 1.32% and 1.31% attributable to common shares and 0.82% and 0.99% including liquidation of preferred shares, respectively. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

During the year ended December 31, 2016, the fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement been included in 2016, the expense ratios would have been 1.18% attributable to common shares and 0.73% including liquidation value of preferred shares.

(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Utility & Income Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on May 28, 2004.

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to pay periodic dividends.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Electric Transmission and Distribution	$4,107,558	$31,500	—		$4,139,058
Other Industries (a)	64,693,362	—	—		64,693,362
COMMUNICATIONS
Cable and Satellite	8,569,310	21,139	—		8,590,449
Other Industries (a)	16,409,198	—	—		16,409,198
Independent Power Producers and Energy Traders	119,250	—	—		119,250
OTHER
Aerospace	1,566,925	6,703	—		1,573,628
Other Industries (a)	45,996,141	—	—		45,996,141
Total Common Stocks	141,461,744	59,342	—		141,521,086
Closed End Funds	—	207,500	—		207,500
Rights (a)	—	—	$22,989		22,989
Warrants (a)	—	38,340	0		38,340
U.S. Government Obligations	—	30,696,940	—		30,696,940
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$141,461,744	$31,002,122	$22,989(b	)	$172,486,855

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
(b)

Level 3 securities are valued by the last available closing price and merger/acquisition price analysis. At December 31, 2019, the value of these securities was $22,989. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

During the year ended December 31, 2019, the Fund did not have transfers into or out of Level 3.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Balance as of 12/31/18	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Net purchases	Net sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/19	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/19†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:(a)	$4,984	—	$(46)	$54	—	$(4,992)	—	—	—	—
Rights(a)	—	—	—	—	$22,989	—	—	—	$22,989	—
TOTAL INVESTMENTS IN SECURITIES	$4,984	—	$(46)	$54	$22,989	$(4,992)	—	—	$22,989	—

(a)	Please refer to the SOI for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At December 31, 2019, the Fund held no investments in equity contract for difference swap agreements.

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2019 had an average monthly notional amount of approximately $134,458.

For the year ended December 31, 2019, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. There were no forward foreign exchange contracts outstanding at December 31, 2019.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2019, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the reclassification of swap gains. These reclassifications have no impact on the NAV of the Fund.

Under the fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 3.80% Series A Cumulative Preferred Shares (Series A Preferred) and Series B Cumulative Preferred Shares (Series B Preferred) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term gains)	$1,952,259	$2,050,282	$2,284,459	$565,221
Net long term capital gains	2,280,716	2,395,232	2,323,612	574,909
Return of capital	2,210,216	—	325,485	—

Total distributions paid	$6,443,191	$4,445,514	$4,933,556	$1,140,130

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$29,237,332
Other temporary differences*	(35,848)

Total	$29,201,484

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2019, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivatives instruments	$143,252,689	$34,435,880	$(5,201,714)	$29,234,166

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, currently equal on an annual basis to 0.50% of the value of the Fund’s average weekly total assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2019, the Fund paid $59,892 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,227.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

from affiliates of the Adviser). During the year ended December 31, 2019, the Fund accrued $143,945 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Fund engaged in a purchase transaction with a fund that has a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounted to $9,538.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $131,521,699 and $92,540,219, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2019 and 2018, the Fund did not repurchase and retire any common shares in the open market.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A and Series B Preferred are cumulative and the liquidation value is $50 per share. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund has an effective shelf registration authorizing the offering of an additional $150 million of common or preferred shares. As of December 31, 2019, after considering the common and preferred shares rights offerings, the Fund has approximately $65 million available for issuance under the current shelf registration.

The Series A Preferred has an annual dividend rate of 3.80%. The Fund may redeem at any time all or any part of the Series A Preferred at the liquidation value plus accumulated and unpaid dividends. During the year ended December 31, 2019, the Fund repurchased and retired 12,145 of the Series A Preferred in the open

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

market at an investment of $567,469 and average discount of approximately 6.57% from its liquidation preference. During the year ended December 31, 2018, the Fund did not repurchase any Series A Preferred.

During the year ended December 31, 2018, the Fund completed a rights offering whereby one transferable right was issued for each common share held as of November 12, 2018. Three rights were required to purchase one additional common share and one Series B Preferred share at the subscription price of $67.50. On December 19, 2018, the Fund issued 1,258,029 common shares and 1,258,029 Series B Preferred shares receiving net proceeds of $84,602,059, after the deduction of offering expenses of $314,898. The NAV of the Fund was reduced by $0.55 per share on the day the additional common shares were issued due to the additional common shares being issued below NAV.

The Series B Preferred paid distributions quarterly at an annualized dividend rate of 7.00% of the $50 per share liquidation preference for the quarterly dividend periods ending on or prior to December 26, 2019 (Year 1). During the last dividend period of Year 1, the Board determined that the dividend rate for the next eight quarterly dividend periods (Year 2 and Year 3) will be 4.00%. During the last dividend period occurring in Year 3, the Board will determine and publicly announce at least 30 days prior to the end of such dividend period a fixed annual dividend rate that will apply for all remaining dividend periods. The reset dividend rate will be determined by the Board or a committee thereof in its sole discretion, and such rate will be at least 200 basis points over the yield of the ten year U.S. Treasury Note at the date of determination, but in no case will such rate be less than an annualized rate of 4.00% nor greater than an annualized rate of 7.00%. The Series B may be put back to the Fund during the 30 day period prior to each of December 26, 2021 and December 26, 2023 at the liquidation preference of $50 per share, plus any accumulated and unpaid dividends, and redeemed by the Fund, at its option, at the liquidation preference of $50 per share, plus any accumulated and unpaid dividends, at any time commencing on December 26, 2023.

The following table summarizes Cumulative Preferred Share information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/19	Net Proceeds	2019 Dividend Rate Range	Dividend Rate at 12/31/19	Accrued Dividends at 12/31/19
A 3.800%	April 11, 2013	1,200,000	34,229	$70,286,465	Fixed Rate	3.800%	$903
B	December 19, 2018	1,370,433	1,258,029	84,586,957	4.000% to 7.000%	4.000%	34,945

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Utility & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Global Utility & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Utility & Income Trust (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Global Utility & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustees[3]

INDEPENDENT TRUSTEES[4]:

James P. Conn[5] Trustee Age: 81	Since 2004**	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Vincent D. Enright Trustee Age: 76	Since 2004***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)
Leslie F. Foley[5,6] Trustee Age: 51	Since 2018*	9	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—
Michael J. Melarkey Trustee Age: 70	Since 2004***	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Salvatore M. Salibello Trustee Age: 74	Since 2004**	6

Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)

				Director of Nine West, Inc. (consumer products) (2002- 2014)
Salvatore J. Zizza[7] Trustee Age: 74	Since 2004*	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Global Utility & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President Age: 68	Since 2004

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014
Agnes Mullady Vice President Age: 61	Since 2006

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014
Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013
Adam E. Tokar Vice President and Ombudsman Age: 39	Since 2011	Vice President and Ombudsman of the Fund; Vice President of The Gabelli Healthcare & Wellness Trust since 2011
David I. Schachter Vice President Age: 66	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	Trustees who are not interested persons are considered “Independent” Trustees.
[5]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[6]	Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serves as a director of other funds in the Fund Complex.
[7]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income	Long Term Capital Gains	Return of Capital (a)	Total Amount Paid Per Share (b)	Dividend Reinvestment Price
Common Shares
	01/24/19	01/16/19	$0.03080	$0.03490	$0.03430	$0.10000	$18.31410
	02/21/19	02/13/19	0.03080	0.03490	0.03430	0.10000	18.68420
	03/22/19	03/15/19	0.03080	0.03490	0.03430	0.10000	18.59860
	04/23/19	04/15/19	0.03080	0.03490	0.03430	0.10000	18.65300
	05/23/19	05/16/19	0.03080	0.03490	0.03430	0.10000	17.94420
	06/21/19	06/14/19	0.03080	0.03490	0.03430	0.10000	18.72680
	07/24/19	07/17/19	0.03080	0.03490	0.03430	0.10000	18.44330
	08/23/19	08/16/19	0.03080	0.03490	0.03430	0.10000	17.95890
	09/23/19	09/16/19	0.03080	0.03490	0.03430	0.10000	18.58300
	10/24/19	10/17/19	0.03080	0.03490	0.03430	0.10000	18.78780
	11/21/19	11/14/19	0.03080	0.03490	0.03430	0.10000	18.64250
	12/20/19	12/13/19	0.03080	0.03490	0.03430	0.10000	19.08090

			$0.36960	$0.41880	$0.41160	$1.20000
Series A Cumulative Preferred Shares

	03/26/19	03/19/19	$0.22240	$0.25260	—	$0.47500
	06/26/19	06/19/19	0.22240	0.25260	—	0.47500
	09/26/19	09/19/19	0.22240	0.25260	—	0.47500
	12/26/19	12/18/19	0.22240	0.25260	—	0.47500

			$0.88960	$1.01040	—	$1.90000
Series B Cumulative Preferred Shares

	03/26/19	03/19/19	$0.44142	$0.50163	—	$0.94306
	06/26/19	06/19/19	0.40957	0.46543	—	0.87500
	09/26/19	09/19/19	0.40957	0.46543	—	0.87500
	12/26/19	12/18/19	0.40957	0.46543	—	0.87500

			$1.67013	$1.89792		$3.56806

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2019 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term capital gain distributions for the year ended December 31, 2019 were $4,675,948, or the maximum amount.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2019, the Fund paid to common and Series A and Series B Cumulative Preferred shareholders ordinary income dividends of $0.3696, $0.8896 and $1.6701 per share, respectively. For the year ended December 31, 2019, 36.42% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income, 21.42% of the ordinary dividend distribution was qualified interest income, and 100% of the ordinary income dividend qualified for short term capital gain. The percentage of U.S. Government securities held as of December 31, 2019 was 17.79%.

Historical Distribution

          Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (a)	Total Distributions (b)	Adjustment to Cost Basis (d)
Common Shares
2019	$0.27720	$0.09240	$0.41880	$0.41160	$1.20000	$0.41160
2018(e)	0.47520	0.06810	0.57770	0.07900	1.20000	0.07900
2017	0.44280	—	0.75720	—	1.20000	—
2016	0.59040	0.01920	0.46680	0.12360	1.20000	0.12360
2015	0.19320	0.06840	—	0.93840	1.20000	0.93840
2014	0.39216	0.13020	0.19884	0.47880	1.20000	0.47880
2013(f)	0.25440	0.05760	0.09120	0.79680	1.20000	0.79680
2012	0.55224	0.02688	0.28800	0.33288	1.20000	0.33288
2011	0.61644	0.00348	0.36804	0.21204	1.20000	0.21204
2010	0.54838	0.12308	0.01906	0.50948	1.20000	0.50948
Series A Cumulative Preferred Shares
2019	$0.66760	$0.22200	$1.01040	—	$1.90000
2018	0.80670	0.11500	0.97830	—	1.90000
2017	0.70160	—	1.19840	—	1.90000
2016	0.93260	0.03080	0.73660	—	1.70000
2015	1.10920	0.39080	—	—	1.50000
2014	1.22340	0.40620	0.62040	—	2.25000
2013	0.98366	0.22196	0.35268	—	1.55830
Series B Cumulative Preferred Shares
2019	$1.25357	$0.41655	$1.89793	—	$3.56806

(a)	Non-taxable.
(b)	Total amounts may differ due to rounding.
(c)	Taxable as ordinary income.
(d)	Decrease in cost basis.
(e)	On November 12, 2018, the Fund also distributed rights equivalent to $0.5465 per share based upon full subscription of all issued common and preferred shares.
(f)	On May 7, 2013, the Fund also distributed rights equivalent to $1.0458 per share based upon full subscription of all issued common and preferred shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Global Utility & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGLUX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

TRUSTEES	OFFICERS

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Leslie F. Foley

Attorney

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Adam E. Tokar

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GLU Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,497 for 2018 and $43,497 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2018 and $4,250 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $13,500 for 2018 and $0 for 2019. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Michael J. Melarkey, Vincent D. Enright, Salvatore J. Zizza, and Salvatore M. Salibello.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: October 23, 2019

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: October 23, 2019

INTERNAL USE ONLY

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

Revised: October 23, 2019

INTERNAL USE ONLY

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Revised: October 23, 2019

INTERNAL USE ONLY

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

Revised: October 23, 2019

INTERNAL USE ONLY

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: October 23, 2019

INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

Revised: October 23, 2019

INTERNAL USE ONLY

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

Revised: October 23, 2019

INTERNAL USE ONLY

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised: October 23, 2019

INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised: October 23, 2019

INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

Revised: October 23, 2019

INTERNAL USE ONLY

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Revised: October 23, 2019

INTERNAL USE ONLY

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: October 23, 2019

INTERNAL USE ONLY

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Executive Chairman of Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$19.6 billion	5	$5.6 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$904.3 million
	Other Accounts:	985	$8.1 billion	1	$238.5 million

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1 million of shares of the Fund as of December 31, 2019.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2019 through 07/31/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 5,369,326 Preferred Series A – 34,229 Preferred Series B – 1,258,029
Month #2 08/01/2019 through 08/31/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 5,369,326 Preferred Series A – 34,229 Preferred Series B – 1,258,029
Month #3 09/01/2019 through 09/30/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 5,369,326 Preferred Series A – 34,229 Preferred Series B – 1,258,029
Month #4 10/01/2019 through 10/31/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 5,369,326 Preferred Series A – 34,229 Preferred Series B – 1,258,029

Month #5 11/01/2019 through 11/30/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 5,369,326 Preferred Series A – 34,229 Preferred Series B – 1,258,029
Month #6 12/01/2019 through 12/31/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 5,369,326 Preferred Series A – 34,229 Preferred Series B – 1,258,029
Total	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Global Utility & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.